Exhibit 99.4

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ALLIANT TECHSYSTEMS INC. 1300 WILSON BOULEVARD, SUITE 400 ARLINGTON, VA 22209-2307 M78461-TBD ALLIANT TECHSYSTEMS INC. Against Abstain For The Board of Directors recommends you vote FOR proposals 1 and 2. ! ! ! 1. To approve the issuance of ATK common stock to Orbital stockholders in connection with the merger pursuant to the Transaction Agreement, dated as of April 28, 2014, by and among Orbital Sciences Corporation, Alliant Techsystems Inc., Vista Outdoor Inc. (formerly known as Vista SpinCo Inc.) and Vista Merger Sub Inc., as it may be amended from time to time. ! ! ! 2. To adjourn the ATK special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve Proposal 1. NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. For address changes and/or comments, please check this box and write them on the back where indicated. ! ! ! I plan to attend the ATK Special Meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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ALLIANT TECHSYSTEMS INC. Special Meeting Admission Policy: Corporate Headquarters: Stockholder Inquiries: Investor Relations: As of the applicable record date, all of ATK’s stockholders are invited to attend the ATK special meeting. Seating is limited. Please be prepared to show your photo identification. To help ATK plan for the special meeting, please indicate whether you expect to attend by marking the attendance box on this proxy card or responding affirmatively when prompted during Internet or telephone proxy submission. 1300 Wilson Boulevard, Suite 400 Arlington, VA 22209-2307 (telephone: 703-412-5960; web site: www.atk.com) If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-865-6322; web site: https://www-us.computershare.com/investor/contact) Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Michael Pici, Director of Investor Relations, Alliant Techsystems Inc., 1300 Wilson Boulevard, Suite 400, Arlington, VA 22209-2307 (telephone: 703-412-3216; e-mail: michael.pici@atk.com) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. M78462-TBD ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Alliant Techsystems Inc. 401(k) Plan, to vote all shares of common stock held In the plan, which the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held at [TBD] on [TBD], at [TBD], and all adjournments thereof. These instructions will be followed as directed on the other side. Shares held in the plan for which no voting instructions are received by the Trustee, as well as shares not allocated to any participants, will be voted FOR Proposals 1 and 2. The Trustee is authorized, in its discretion, to vote shares held in the plan upon any other business that may properly come before the Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus of Alliant Techsystems Inc. and Orbital Sciences Corporation. Your Internet or telephone vote authorizes the Trustee to vote these shares in the same manner as if you marked, signed and returned your proxy card. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on the other side